                  CONTRACT FOR THE SALE OF LAND - 1992 EDITION

          (comprising this page, the following cooling off notice, the following provisions, Schedule 1 and anything attached)
(a choice printed in BLOCK CAPITALS applies unless a different choice is marked)


TERM                                  MEANING OF TERM
VENDOR'S AGENT                        Nil
VENDOR                                NISSAN MOTOR CO (AUSTRALIA) PTY LIMITED
                                      ACN 004 663 156
                                      250-284 Frankston Road, Dandenong, Vic

VENDOR'S SOLICITOR                    MINTER ELLISON
                                      44 Martin Place, Sydney  2000
                                      Phone:  9210 4444  Fax:  9235 2711  DX
                                      117  Sydney
                                      Ref:  Mr WJ Colman

DEPOSITHOLDER                         Vendor's Solicitor
                                      Invest deposit - Yes (clause 3)

COMPLETION DATE                       The date being 17 September 1998

PROPERTY                              The following land and the following
                                      furnishings and chattels:

LAND  Address:                        100 Parramatta Road, Auburn, NSW

     Improvements:                    Car show-rooms, administrative offices,
                                      sales offices, warehouse and garaging
                                      accommodation and automotive workshops.

     Plan:                            Lot 2 DP562344 and Lots 5, 6 & 8 DP230253
                                      (copies attached)

     Title:                           Real Property Act 1900 (Torrens Title)
                                      Folio Identifiers 2/562344, 5/230253,
                                      6/230253 and 8/230253 (copies attached)

FURNISHINGS & CHATTELS                Nil

PURCHASER                             READING PROPERTIES PTY LIMITED
                                      ACN 071 195 429
                                      Level 17, Chifley Tower, 2 Chifley Square,
                                      Sydney, NSW

PURCHASER'S SOLICITOR                 ALLEN ALLEN & HEMSLEY
                                      Chifley Tower, 2 Chifley Square, Sydney,
                                      NSW
                                      Phone: 9230-4000 Fax: 9233-7022 DX 105
                                      Sydney Ref: Ms J Mutton

PRICE                                 Price in words: Eleven Million Two Hundred
                                      and Forty Thousand Dollars
                                      Price    $11,240,000.00
                                      Deposit  $ 1,124,000.00
                                      Balance  $10,116,000.00

DATED                                             17 April      1998
                                      ----------------------------------------

                                                                          Page 1
-------------------------------------------------------------------------------
                               COOLING OFF PERIOD

                              (PURCHASER'S RIGHTS)

1. THIS IS THE STATEMENT REQUIRED BY SECTION 66x OF THE cONVEYANCING aCT 1919 AND APPLIES TO A CONTRACT FOR THE SALE OF RESIDENTIAL PROPERTY.

2. THE PURCHASER MAY RESCIND THE CONTRACT AT ANY TIME BEFORE 5PM. ON THE FIFTH BUSINESS DAY AFTER THE DAY ON WHICH THE CONTRACT WAS MADE, EXCEPT IN THE CIRCUMSTANCES LISTED IN PARAGRAPH 3.

3.   THERE IS NO COOLING OFF PERIOD:

(A) IF, AT OR BEFORE THE TIME THE CONTRACT IS MADE, THE PURCHASER GIVES TO THE VENDOR (OR THE VENDOR S SOLICITOR OR AGENT) A CERTIFICATE THAT COMPLIES WITH SECTION 66W OF THE ACT; OR

(B)  IF THE PROPERTY IS SOLD BY PUBLIC AUCTION; OR

(C) IF THE CONTRACT IS MADE ON THE SAME DAY AS THE PROPERTY WAS OFFERED FOR SALE BY PUBLIC AUCTION BUT PASSED IN; OR

(D) IF THE CONTRACT IS MADE IN CONSEQUENCE OF THE EXERCISE OF AN OPTION TO PURCHASE THE PROPERTY, OTHER THAN AN OPTION THAT IS VOID UNDER SECTION 66ZG OF THE ACT.

4. A PURCHASER EXERCISING THE RIGHT TO COOL OFF BY RESCINDING THE CONTRACT WILL FORFEIT TO THE VENDOR 0.25% OF THE PURCHASE PRICE OF THE PROPERTY. THE VENDOR IS ENTITLED TO RECOVER THE AMOUNT FORFEITED FROM ANY AMOUNT PAID BY THE PURCHASER AS A DEPOSIT UNDER THE CONTRACT AND THE PURCHASER IS ENTITLED TO A REFUND OF ANY BALANCE.

-------------------------------------------------------------------------------

The vendor sells and the purchaser purchases the property for the price under these provisions instead of Schedule 3 Conveyancing Act 1919, subject to any legislation which cannot be excluded.

1.   Definitions

     In this contract, these terms (in any form) mean -

     'adjustment date'           the earlier of the giving of possession to the purchaser or completion;

     'bank'                      a bank as defined in the Banking Act 1959, the        Reserve Bank or a State bank;

     'business day'              any day except a bank or public holiday throughout    NSW or a Saturday or Sunday;

     'date of this contract'     the date on which the contract is made, whether by    exchange of contracts or not;

     'document of title'         document of title or evidence relevant to the title   or the passing of title;

     'legislation'               an Act or a by-law, ordinance, regulation or rule     made under an Act;

     'normally'                  subject to any other provision of this contract;

     `party'                     each of the vendor and the purchaser;

     'protected tenancy'         a tenancy affected by Part 2, 3, 4 or 5 Landlord      and       Tenant (Amendment)
                                  Act 1948;

     'rescind'                   rescind this contract from the beginning;

     'serve'      serve in writing on the other party;

     'terminate'    terminate this contract for breach.


2    DEPOSIT AND OTHER PAYMENTS BEFORE COMPLETION

2.1 It is an essential provision that on the making of this contract the purchaser must pay the deposit to the depositholder as stakeholder.

2.2  The deposit (or any part of it) can be paid by cash or cheque.

2.3 The deposit is taken to be paid on time if the vendor, the vendor's agent or the vendor's solicitor holds cash or a cheque for the deposit or any part of it as depositholder or for sending to the depositholder and the amounts so held total the deposit.

2.4 If the deposit is not paid on time or a cheque for the deposit (or any part of it) is not honoured on presentation, the vendor can terminate but only before the deposit is paid.

2.5 If any of the deposit or of the balance of the price is paid before completion to the vendor or as the vendor directs, it is a charge on the land in favour of the purchaser until termination by the vendor or completion.


3    INVESTMENT OF DEPOSIT

     If this contract states that the deposit is to be invested then the parties direct the depositholder to -

3.1 invest the deposit (at the risk of the party who becomes entitled to it) with a bank or a permanent building society, in an interest-bearing account in NSW, payable at call, with interest to be reinvested; and

3.2 pay the net interest, after deduction of all proper bank, building society or government charges, fees or taxes, to the parties equally if this contract is completed, and otherwise to the party entitled to the deposit.

4    TRANSFER

4.1 The purchaser must serve the form of transfer within 28 days after the date of this contract.

4.2 Serving a transfer does not of itself imply an acceptance of the property or of the title.

4.3 If any information needed for the form of transfer is not disclosed in this contract, is not served by the vendor and is requested in writing by the purchaser, the vendor must serve it within a reasonable time after that request.

5    OBJECTIONS, REQUISITIONS AND QUESTIONS

5.1 If the purchaser is or becomes entitled to make an objection or requisition (other than a claim), the purchaser can make it only by serving it

     5.1.1 if it arises out of this contract - within 21 days after the date of this contract; 5 1.2 if it arises out of anything served by the vendor on the purchaser - within 21 days after the later of the date of this contract and that service; and

     5.1.3  in any other case - within reasonable time.

5.2 If the purchaser is entitled to ask any general question about the property or the title, the purchaser can ask it only by serving it within 21 days after the date of this contract.

6    ERROR OR MISDESCRIPTION

     The purchaser can (but only before completion) claim compensation for an error or misdescription in this contract (whether as to the property or as to the title or not).

7    CLAIMS BY PURCHASER

     The purchaser can make a claim (whether for compensation or not) before completion only by serving it with a statement of the amount claimed, and if the purchaser makes one or more claims before completion.

7.1 The vendor can rescind if in the case of claims which are not claims for delay

     7.1.1  the total amount claimed exceeds 5% of the price;

     7.1.2   the vendor serves notice of intention to rescind; and

     7.1.3 the purchaser does not serve notice waiving the claims within 14 days after that service; and

7.2  If this contract is completed

     7.2.1 the lesser of the total amount claimed and 10% of the price must be paid out of the price to and held by the depositholder until the claims are finalised or lapse;

     7.2.2   the amount held is to be invested in accordance with clause 3.1;

     7.2.3 if the vendor disputes the validity or the amount of the claims, the dispute must be finalised by an arbitrator agreed upon by the parties or, failing agreement within 1 month of completion, by an arbitrator appointed by the president of the Law Society of NSW at the request of either party;

     7.2.4 the purchaser is not entitled in respect of the claims to an amount greater than the total amount claimed;

     7.2.5 any net interest on the amount held must be paid to the parties in the same proportion as the amount held is paid; and

     7.2.6 if the parties do not agree upon an arbitrator and neither party requests appointment of an arbitrator within 3 months after completion, the claims lapse.

8    VENDOR'S RIGHT TO RESCIND

     The vendor can rescind if

8.1 the vendor is, on reasonable grounds, unable or unwilling to comply with an objection or requisition (other than a claim);

8.2 the vendor serves notice of intention to rescind which specifies the objection or requisition and those grounds; and

8.3 the purchaser does not serve a notice waiving the objection or requisition within 14 days after that service.

9    PURCHASER'S DEFAULT

     If the purchaser does not comply with this contract (or a notice under or relating to it) in an essential respect, the vendor can terminate by serving a notice and then -

9.1 keep or recover the deposit (except so much of it as exceeds 10% of the price);

                                                                          Page 4
9.2 hold any other money paid by the purchaser under this contract as security for anything recoverable under this clause -

     9.2.1  for 12 months, or

     9.2.2 If the vendor commences proceedings under this clause within 12 months, until those proceedings are concluded; and

9.3  sue the purchaser -

     9.3.1   to recover damages for breach of contract; or

     9.3.2 where the vendor has resold the property under a contract made within 12 months after termination, to recover the deficiency on resale (with credit for any of the deposit kept or recovered), and the reasonable costs and expenses arising out of the purchaser's noncompliance with this contract and of resale and any attempted resale.

10   RESTRICTIONS ON RIGHTS OF PURCHASER

10.1 The purchaser cannot make a claim, objection or requisition or rescind or terminate in respect of

     10.1.1 the ownership or location of any fence as defined in the Dividing Fences Act 1991;

     10.1.2 a service for the property being a joint service or passing though another property, or any service for another property passing though the property ('service' includes air, communication, drainage, electricity, garbage, gas, oil, radio, sewerage, telephone, television or water service);

     10.1.3 whether a wall is or is not a party wall in any sense of that term;

     10.1.4 any change in the property due to fair wear and tear before completion;

     10.1.5 a promise, representation or statement about this contract, the property or the title, not set out or referred to in this contract;

     10.1.6 a condition, exception, reservation or restriction in a Crown grant;

     10.1.7 the existence of any license or permit to prospect or test for gas, minerals or petroleum;

     10.1.8 any easement or restriction on use the substance of either of which is disclosed in this contract or any non-compliance; or

     10.1.9 everything else the substance of which is disclosed in this contract.

10.2 The purchaser cannot rescind or terminate only because of a defect in the title to or quality of the furnishings and chattels.

11   COMPLIANCE WITH NOTICES AND ORDERS

11.1 In this clause, notice means a valid notice or order which requires work to be done or money to be spent on or in relation to the property or any adjoining footpath or road

11.2 The vendor must by completion comply with a notice issued on or before the date of this contract and if this contract is completed the purchaser must comply with any other notice.

11.3 If the purchaser incurs expense in or towards compliance with a notice and this contract is rescinded or terminated, the vendor must reimburse the purchaser to the extent that the expense is reasonable.

12   CERTIFICATES AND INSPECTIONS

     The vendor authorises the purchaser, subject to the rights of any tenant -

12.1 to have the property inspected to obtain any certificate or report reasonably required;

12.2 to apply (if necessary in the name of the vendor) for any statutory certificate or a copy of any statutory approval, certificate or consent in respect of the property; and

12.3 to make 1 pre-completion inspection of the property.

13   APPLICATION FOR BUILDING CERTIFICATE WITHIN 14 DAYS

13.1 In this clause, 'notice' means the same as in clause 11.

13.2 If the purchaser applies for a building certificate from the local council within 14 days after the date of this contract and the council issues a notice, refuses to issue the certificate for any reason or informs the purchaser of work to be done before it will issue the certificate, the purchaser can (but only before completion) make a requisition requiring the vendor to comply with the notice, remedy the reason or do the work.

13.3 This clause does not affect any other rights of the parties.

14   ADJUSTMENTS

14.1 Normally, the vendor is entitled to the rents and profits and will be liable for all rates, water and sewerage service charges, land tax and other periodic outgoings up to and including the adjustment date after which the purchaser will be entitled and liable.

14.2 The parties must allow or pay any necessary adjustment on completion.

14.3 If an amount adjustable under this clause has been reduced by any authority and cannot (in the absence Or fraud or error) be written back, the parties must calculate the adjustment on the reduced amount.

14.4 The vendor can require a land tax adjustment for the year current at the adjustment date only if

     14.4.1   this contract indicates that a land tax adjustment is required;

     14.4.2 the vendor or a predecessor in title has paid or is liable to pay land tax for that year; and

     14.4.3 the land has a separate 'adjusted value' (as used in the Land Tax Management Act 1956).

14.5 The amount to be adjusted for land tax is to be calculated as if at the start of that year

     14.5.1   the person who owned the land owned no other land;

     14.5.2   the land was not subject to a special trust; and

     14.5.3   the land was not owned by a non-concessional company.

14.6 Normally, the vendor can direct the purchaser to produce a bank cheque on completion to pay an amount adjustable under this clause and if so -

     14.6.1   the amount is to be treated as if it were paid; and

     14.6.2 the cheque must be forwarded to the payee immediately after completion (by the purchaser if the cheque relates only to the property or by the vendor in any other case).

14.7 If the land is not subject to a separate assessment for an amount adjustable under this clause (other than land tax), adjustment is on a proportional area basis, even if a later apportionment is made by an authority.

14.8 The vendor is liable for any amount recoverable for work started by any competent authority on or before the date of this contract on the property or any adjoining footpath or road.

15   COMPLETION DATE

15.1 The parties must complete by the completion date (being a fixed but inessential date).--;

15.2 If the parties do not complete by the completion date, a party can serve a notice to complete if that party is otherwise entitled to do so.

16   COMPLETION

16.1 The legal title to the property passes on completion.

16.2 Normally, by completion the vendor must

     16.2.1 give the purchaser all documents of title for the property which relate only to the property;

     16.2.2 clear any certificate served by the purchaser before completion disclosing a land tax charge on the property; and

     16.2.3 otherwise cause the unencumbered legal title to the property to pass to the purchaser, subject to any necessary registration.

16.3 If at completion the vendor has possession or control of a document of title which relates also to other property, the vendor must produce it as and where necessary.

16.4 On completion the purchaser must

     16.4.1 pay by cash (up to $2,000) or unendorsed bank cheque the balance of the price and any other amount payable by the purchaser to the vendor under this contract, and

     16.4.2 give the vendor an order signed by the purchaser or the purchaser's solicitor authorising the depositholder to account to the vendor for the deposit.

16.5 On completion the deposit becomes the vendor's property.

17   POSSESSION

17.1 Normally, the vendor must give the purchaser vacant possession of the property on completion.

17.2 Normally, the purchaser can claim compensation (before or after completion) or rescind if any of the land is affected by a protected tenancy.

THIS IS AN ANNEXURE TO THE CONTRACT FOR SALE OF LAND BETWEEN
NISSAN MOTOR CO (AUSTRALIA) PTY LIMITED (AS VENDOR) AND
READING PROPERTIES PTY LIMITED (AS PURCHASER)
DATED

PROPERTY:  100 PARRAMATTA ROAD, AUBURN


IMPORTANT NOTICE TO VENDORS AND PURCHASERS:

THE CONVEYANCING ACT 1919 (SECTION 52A) AND THE CONVEYANCING (SALE OF LAND) REGULATION 1995 CREATE SIGNIFICANT RIGHTS AND OBLIGATIONS AFFECTING THIS CONTRACT. YOU SHOULD REFER TO THESE PROVISIONS IN CONJUNCTION WITH THE PREPARATION AND SIGNATURE OF THIS CONTRACT.

22.  AMENDMENTS TO PRINTED FORM

22.1 For every purpose of this contract, the terms of clauses 1 to 21 as printed on pages 2, 3, 4 and 5 of the form of contract to which these clauses are annexed are taken to be amended as follows:

     22.1.1    CLAUSE 10 - add the following subclause:

               `10.3 For the purposes of this clause 10, the vendor discloses all of the material appearing in the copy documents attached to this contract whether specified in schedule 1 or not'.

     22.1.2  CLAUSE 13 - delete entire clause;
     22.1.3  CLAUSE 14.4 - delete paragraph 14.4.1 and paragraph 14.4.3;
     22.1.4  CLAUSE 14 - add the following subclause:

             `14.9 Where the relevant authority has not issued accounts for water and sewerage usage up to the adjustment date, the vendor must allow an adjustment calculated by multiplying the number of days from the end of the last billing period to (and including) the adjustment date by the average daily usage charge during that last billing period'.

     22.1.5  CLAUSE 19.2.2 - delete entire clause;
     22.1.6  CLAUSE 20.6 - delete paragraph 20.6.4 (see NOTICES below);

     22.1.7 CLAUSE 20.12 - delete the words "referred to in this contract" from the first line and add at the end of the paragraph the words "but in the event of any conflict between CLAUSES A1 - A6 and any typed clause in this contract, the typed clause prevails".

22.2 The property is not residential property as defined in section 66Q of the Conveyancing Act 1919 and, accordingly, the cooling off period notice on page 2 is deleted.

23.  PURCHASER'S ACKNOWLEDGMENTS

23.1 The purchaser agrees that no reliance has been made on any warranty or representation by the vendor or any person on behalf of the vendor except as expressly provided in this contract, that this contract constitutes the whole contract between the parties and that the purchaser has relied entirely on the purchaser's own enquiries relating to, and inspection of, the property, all improvements and any items of furnishings and chattels referred to on the front page of the contract and the use to which the property may be put.

23.2 The purchaser acknowledges that the purchaser is purchasing the property in its present state of repair and condition. The purchaser may not make any objection, requisition or claim for compensation concerning the state of repair or condition of the property or any latent or patent defect in quality in the property.

23.3 The purchaser acknowledges that the items listed in the attached Inventory of Excluded Items are not owned by the vendor and are not included in the sale of the property. Such items are the property of the Dealer and the purchaser must permit the Dealer to remove all or any of such items from the property on or before completion. The vendor will advise the Dealer that, any items left on the property by the Dealer after completion are deemed to have been abandoned by the Dealer. The vendor indemnifies the purchaser against all costs or damages arising from any claim or action made or taken by the Dealer against the purchaser for the removal or destruction of any items left on the property by the Dealer after completion except to the extent that the purchaser has not complied with this clause.

23.4 The purchaser acknowledges that the vendor is not obliged to remove from the title to the property on or prior to completion any caveat lodged on behalf of the purchaser.

23.5 The purchaser acknowledges that in entering into this contract the purchaser has made its own enquiries as to any existing development consent or consents and the planning controls affecting the use and development of the property and has examined these and all other documents, matters and things relating to the planning controls affecting the property and has not relied on any promise, representation or warranty in that regard made by or on behalf of the vendor which is not expressly set out in this contract.

24.  STAMP DUTY

     The purchaser must pay all stamp duty payable in respect of this contract and must ensure that this contract is duly stamped under the Stamp Duties Act 1920 within the time permitted by that Act. If the purchaser fails to perform this clause the vendor may do so and recover from the purchaser all stamp duty, fines and other money properly paid. The vendor is responsible for the payment of any stamp duty relating to the purchaser's agreement to grant the Leases.

25.  COMPLETION

25.1 Completion of this contract must take place by 3.30pm on the completion date.

26.  NOTICES

     In addition to the provisions contained in CLAUSE 20.6, a notice or document (`NOTICE') is sufficiently served for the purposes of this contract if the Notice is sent by facsimile transmission to a party's solicitor. The Notice is taken to have been received when the transmission has been completed except where:

26.1 The sender's machine indicates a malfunction in transmission or the recipient immediately notifies the sender of an incomplete transmission, in which case the Notice is taken not to have been given or received; or

26.2 The time of dispatch is later than 5.00pm on a business day in the place to which the Notice is sent, in which case the Notice is taken to have been received at 9.00am on the next business day at that place.

27.  SURVEY REPORT

27.1 The vendor discloses all of the information appearing on the copy survey report dated 9 October 1989 by PW Rygate & West and the copy building certificate issued by Auburn Council attached to this contract and for the purposes of this contract all measurements shown on the survey report are taken to be a little more or less. The vendor does not warrant that the survey report is accurate or complete.

27.2 The purchaser must not require the vendor to apply for or do anything (including compliance with the requirements of the Council) towards obtaining a building certificate under s172 of the Local government Act 1993 in respect of the property. The purchaser acknowledges that this contract is not conditional on the issue of a building certificate.

28. NOTICE REQUIRING SUBMISSION OF A FORM OF TRANSFER OR COMPLETION OF THIS CONTRACT OR BOTH

     If this contract is not completed on the completion date by the time referred to in CLAUSE 25:

28.1 The vendor may by notice in writing served on the purchaser, including a notice served after 3.30pm on the completion date:

     28.1.1 if the purchaser has failed to tender the appropriate form of transfer of the property, require the purchaser to do so within a period of at lease 2 business days after service of the notice; and/or

     28.1.2 require the purchaser to complete this contract within a period of at least 14 days after service of the notice and make time an essential condition of this contract in this respect both at law and in equity;

28.2 The purchaser may by notice in writing served on the vendor require the vendor to complete this contract within a period of at least 14 days after service of the notice and make time an essential condition of this contract in this respect both at law and in equity.

29.  INTEREST FOR LATE COMPLETION

     If completion of this contract takes place after the completion date for any reason not due to the default of the vendor, it is an essential condition of this contract that the purchaser pay to the vendor on completion, in addition to the other money payable under this contract, the amount obtained by applying a simple interest formula of 10% per annum to the balance of the price and calculated on a daily basis from the day after completion date to and including the date on which this contract is completed.

30.  INVESTMENT OF DEPOSIT AND RELEASE OF DEPOSIT

30.1 If this contract states that the deposit is to be invested, then the depositholder must invest the deposit in accordance with clause 3.1 with Westpac Banking Corporation.

30.2 Despite any other provision of this contract, the parties direct the depositholder to:

     30.2.1  account to the vendor for the deposit; and

     30.2.2 pay the net interest on the deposit in accordance with CLAUSE 3.2 to the parties equally, as from the date the Dealer vacates the property but not before 17 August 1998.

30.3 A letter from the vendor to the depositholder signed by the secretary of the vendor certifying that the Dealer has vacated the property shall be conclusive evidence that the depositholder is entitled to account for the deposit in accordance with clause 30.2.

30.4 Provided the deposit is not released to the vendor under clause 30.2 before 17 August 1998 (or such other date as may be agreed between the parties), the deposit will under no circumstances be refundable to the purchaser unless the vendor fails to complete in default of its obligations under this contract.

31.  INSURANCE - PASSING OF RISK

     The provisions of Part 4 Division 7 of The Conveyancing Act 1919 do not apply to this contract and risk in respect of damage to the property passes to the purchaser on the date of this contract.

32.  FIRB APPROVAL

32.1 In this clause 32:

     "FIRB" means Foreign Investment Review Board;

     "FIRB APPROVAL" means written advice from or on behalf of the Treasurer that the Commonwealth Government does not object to the transaction contemplated by this contract proceeding or to the purchaser entering into this contract (as the case may be) where that advice is:

     (a)  not subject to any conditions;

     (b) subject only to conditions which would not entitle the purchaser to rescind this contract under clause 32.5.2; or

     "FIRB NOTICE DAY" means the date on which the Treasurer receives a notice from the purchaser given in accordance with CLAUSE 32.7 of if that date precedes the date of this contract, then the date of this contract;

     "TAKEOVERS ACT" means the Foreign Acquisition & Takeovers Act 1975 (Cth);

     "TREASURER" means the Treasurer of the Commonwealth of Australia.

32.2 Deleted.

32.3 This contract is conditional on the purchaser receiving FIRB Approval within 90 days of the FIRB Notice Day.

32.4 For the purpose of this contract, FIRB Approval is taken to have been received by the purchaser if within 40 days of the FIRB Notice Day, the
     Treasurer:

     32.4.1 does not make an order in relation to the acquisition of the property under the Takeovers Act; or

     32.4.2 does not give advice that the Commonwealth Government has no objection to the proposed transaction or the entry into the contract (as the case may be) subject to compliance with state conditions.

32.5 Subject to clause 32.6, if within the period of 90 days after the FIRB Notice Day:

     32.5.1 the Treasurer does make an order in relation to the acquisition of the property under the Takeovers Act, either party may rescind this contract by notice in writing to the other party or its solicitors within 7 days of receiving notice of the order given and this contract will be thereupon rescinded ab initio'

     32.5.2 the Treasurer does give advice that the Commonwealth Government has no objection to the proposed transaction or the entry into the contract (as the case may be) subject to compliance with one or more conditions, the party affected by any condition may rescind this contract by notice in writing to the other party or its solicitors given within 7 days of receiving notice of the order and this contract will thereupon be rescinded ad initio. The party affected by any condition may only rescind if the condition or conditions:

             (a)  detrimentally affect that party; and

             (b)  are not reasonably acceptable to that party

32.6 The right of the purchaser to rescind this contract under clause 32.5 is conditional on the purchaser complying with its obligations under clauses
     32.7 and 32.8. If the purchaser does not so comply and the Treasure does either of the things mentioned in clause 32.5.1 and 32.5.2, the purchaser will be in breach of this contract and the vendor may by notice in writing to the purchaser or its solicitors within 7 days of receiving notice of the Treasurer's action, terminate this contract.

32.7 The purchaser must (either itself or through its agents) before or within 7 days of the date of this contract give notice to the Treasure, in the form prescribed by the Takeovers Act and Regulations made under it (if so required by the Treasurer), of the entry into this contract and provide all information required by the Takeovers Act and Regulations made under it and by the FIRB.

32.8 Each party must:

     32.8.1 on the request of the other, provide the other with all available information and make every reasonable effort to provide assistance, where that information or assistance is necessary or reasonably desirable for the purpose of making or giving the applications or notices required under this clause;

     32.8.2 use its best efforts to obtain or assist in obtaining the authorities and approvals referred to in this clause as soon as possible;

     32.8.3 immediately on receiving a request for information from the Treasurer, provide such of that information as it is reasonably capable of providing in accordance with that request; and

     32.8.4 provide to the other party a copy of each application or notice made or given in accordance with this clause.

33.  FURTHER DEFINITIONS

     In this contract these terms mean:


"DEALER"                   Capital Automative Group Pty Limited ACN 003 924 650
"ENVIRONMENTAL EXPERT"     ADI Limited
"ENVIRONMENTAL LAWS"       all planning, environmental, health, toxic and
                           hazardous substances, waste disposal or pollution laws and regulations, orders, notices, ordinances or requirements and all licenses, approvals, consents, permissions or permits issued under the same.

34.  ENVIRONMENTAL AUDIT

34.1 The parties acknowledge that the purchaser has engaged the Environmental Expert to undertake a stage 2 environmental audit of the property, and that the Environmental Expert has issued certificates addressed to both the vendor and the purchaser certifying details of any remediation works which the Environmental Expert considers must be carried out on the property to ensure that the property complies with all relevant Environmental Laws.

 35. A copy of the audit by the Environment Expert is attached to this contract and the purchaser acknowledges that the purchaser is not entitled to raise any objection, requisition or claim for compensation or delay completion by reason of anything disclosed in such audit.

INDEMNITY

35.1 As from the date of this contract, the purchaser must keep the vendor indemnified against any claim for commission, brokerage fees or any other fees in any way relating to the sale of the property which may be made at any time against the vendor by Elm Square Pty Limited or by Jonathon Altson.

35.2 This clause will not merge on completion.

THIS IS AN ANNEXURE TO THE CONTRACT FOR SALE OF LAND BETWEEN NISSAN MOTOR CO (AUSTRALIA) PTY LIMITED (AS VENDOR) AND READING PROPERTIES PTY LIMITED (AS
PURCHASER) DATED                                                     1998


PROPERTY: 100 PARRAMATTA ROAD, AUBURN


Copies of the following documents specified in SCHEDULE 1 are attached to this contract:

(a) certificate under s149(2) of the Environmental Planning & Assessment Act 1979 issued by Auburn Council;

(b)  sewerage service diagram (if sewer is available);

(c)  sewer reference sheet;

(d) computer folio certificates in respect of certificates of title folio identifiers 2/562344, 5/230253, 6/230253 and 8/230253;

(e)  deposited plans 562344 and 230253;

(f)  the following dealings:


     B215538 - right of way appurtenant to part of the land affecting the land shown as right of way in DP312222 (copy attached);

     C717950 - right of way appurtenant to part of the land affecting the land shown in DP188498 (copy attached);

     Right of way created by D484492, D531803 and D567232 appurtenant to the land affecting the land shown in DP432647 (copy attached) and the land shown in plan with D567232 (copy attached);

     D845386 - easement for stormwater channel affecting part of the land shown in DP562344;

     G160087 - easement for passage of effluent waters appurtenant to part of the land affecting the land shown in DP437380 (copy attached) see also dealing F922104;

     H198524 - easement for water supply and stormwater drainage affecting part of the land shown in DP562344;

     H257721 - easement for gas supply affecting part of the land shown in DP562344;

     H548956 - easement for electricity purposes affecting part of the land shown in DP562344;

     H618014 - easement for underground cables affecting part of the land shown in DP562344;

     H873409 - right of way appurtenant to the land affecting the land shown in DP432647 (copy attached);

     R686100 - easement for water supply affecting the land shown in DP452468 (copy attached);

     K484741 - covenant;

     K484741 - easement for railway purposes appurtenant to the land affecting land in Lots 2, 3 and 4 DP230253;

     DP230253 - easement to drain water 5 feet wide (K454178);

(g)  survey report by P W Rygate & West dated 9 October 1989;

(h)  building certificate or s317AE certificate issued by Auburn Council;

     together with copies of the following documents:

     Inventory of Excluded Items

     Audit of Environmental Expert

18   POSSESSION BEFORE COMPLETION

     If the vendor gives the purchaser possession of the property before completion -

18.1 the purchaser must not before completion

     18.1.1   let or part with possession of any of the property;

     18.1.2   make any structural alteration or addition to it; or

     18.1.3 contravene any agreement between the parties or any instrument, legislation, notice or order affecting the property;

18.2 the purchaser must until completion

     18.2.1 keep the property in good condition and repair having regard to its condition at the giving of possession ;and

     18.2.2 allow the vendor or the vendor's authorised representative to enter and inspect it at all reasonable times;

18.3 the risk in respect of damage to the property passes to the purchaser immediately after the purchaser enters into possession;

18.4 if the purchaser does not comply with this clause, then without affecting any right of the vendor, the vendor can before completion, without notice, remedy the non-compliance and the purchaser must pay to the vendor the reasonable cost of doing so with interest on that cost at the rate mentioned in Schedule J Supreme Court Rules 1970 on all amounts as paid by the vendor from time to time;

18.5 if this contract is rescinded or terminated the purchaser must immediately vacate the property;

18.6 if the parties or their solicitors on their behalf do not agree in writing to a fee or rent, none is payable; and

18.7 the taking of possession does not of itself imply an acceptance of the property or of the title.

19   RESCISSION OF CONTRACT

19.1 If this contract expressly gives a party a right to rescind, the party can exercise the right

     19.1.1   only by serving a notice before completion; and

     19.1.2 in spite of any making of (or attempt to satisfy) a claim, objection or requisition, any negotiation or litigation or any giving or taking of possession.

19.2 Normally, if a party exercises a right to rescind expressly given by this contract or any legislation

     19.2.1 the deposit and any other money paid by the purchaser under this contract must be refunded;

     19.2.2 a party can claim for a just and equitable adjustment if the purchaser has been in possession;

     19.2.3 a party can claim for damages, costs or expenses arising out of a breach of this contract; and

     19.2.4 a party will not otherwise be liable to pay any damages, costs or expenses.

20     MISCELLANEOUS

20.1 The parties acknowledge that anything stated in this contract to be attached was attached to this contract by the vendor before the purchaser signed it and is part of this contract.

20.2 Any attached copy of a computer folio certificate or a manual folio of the Register must be read subject to the Crown Lands (Continued Tenures) Act 1989.

20.3 An area or dimension in this contract is only an approximate area or dimension.

20.4 If a party consists of 2 or more persons, this contract benefits and binds them jointly and separately.

20.5 A party's solicitor can receive or direct in writing the payment of any money payable to the party under this contract.

20.6   A document under or relating to this contract is

     20.6.1 signed by a party if it is signed by that party or that party's solicitor;

     20.6.2 served by or on a party if it is served by or on that party's solicitor;

     20.6.3 served if it is served in any manner provided in s170 Conveyancing Act 1919;

     20.6.4 served on a party on, but not before, the next business day after it is sent by facsimile transmission to the fax number stated in this contract for the party's solicitor; and

     20.6.5 served on a deceased person if it is served on the person's solicitor named in this contract, or the person's legal personal representative, or if neither exists, the Public Trustee.

20.7 If the time for something to be done or to happen is not a business day, the time is extended to the next business day, except in the case of clause 2 (deposit) and clause 21 (auction).

20.8 If there are conflicting times for something to be done or to happen, the latest of those times applies.

20.9 The time for doing one thing does not of itself affect the time for doing anything else.

20.10 The term 'within' in relation to a period means at any time at all before the end of the period.

20.11 Normally, if a party must do something within a time, the time is not essential.

20.12 Normally, clauses A1 -A6 referred to in this contract apply in the form last published by the Law Society of NSW and the Real Estate Institute of NSW, even if not attached.

20.13 Rights under clauses 11,14,17 and A2 continue after completion, whether or not other rights continue.

21   AUCTION

     If the property is sold by auction -

21.1 subject to this clause, the highest bidder is the purchaser;

21.2 if a bid is disputed the auctioneer is the sole arbitrator and the auctioneer's decision is final;

21.3 the auctioneer can refuse to accept any bid, which in the auctioneer's opinion is not in the best interests of the vendor

21.4 the sale is subject to a reserve price and the right to make 1 bid by or on behalf of the vendor is reserved;

21.5 a bidder is deemed to be a principal unless, prior to the bidding, the bidder has given the auctioneer a copy of a written authority to bid for or on behalf of a person; and

21.6 as soon as practicable after the fall of the hammer the purchaser must sign this contract.

                                                                         Page 20
-------------------------------------------------------------------------------

                                                            SCHEDULE 1
-----------------------------------------------------------------------------------------------------------------------------------

DOCUMENTS (copy of document attached if box marked - some required by legislation)
x1.  certificate issued under s149(2) Environmental Planning and Assessment Act 1979
x2.  sewerage service diagram or sanitary drainage diagram
x3.  sewer reference sheet
x4.  any document creating/purporting to create an easement, restriction on use or other interest disclosed in this contract.
 5.  any document which is to be lodged with any relevant unregistered plan
 6.  in the case of land affected by a positive covenant - certificate under s88G Conveyancing Act 1919
x7.  survey report
x8.  building certificate or s317A certificate                9  certificate under s24 Swimming Pools Act 1992
 10  Crown tenure card                                        11  Crown statement of account
 12  computer folio certificate for common property           13  development statement       14  management statement
 15  computer folio certificate for neighbourhood property    16  development contract        17  management statement
 18  folio certificate - precinct       19  precinct plan     20  development contract        21  management statement
 22  folio certificate - community      23  community plan    24  development contract        25 management statement
 26  in the case of a leasehold strata scheme - the lease of the lot and the lease of the common property
------------------------------------------------------------------------------------------------------------------------------------

Adjoining land owned by vendor       x NO             yes - purchaser cannot require vendor to contribute to fencing work
Covenant/easement to be in transfer  x NO             yes - wording (including description of land benefited) attached
Consent to transfer required         x NO             yes (clause A5)
Land tax adjustment required           NO           x yes (clause 14)
------------------------------------------------------------------------------------------------------------------------------------

Possession:                          x VACANT   subject to the following tenancies under the vendor (clause A2)
   part occupied     tenant's name                nature of        expiry      option         rent
(e.g. room number)  (show full name)               tenancy          date       period         (show weekly/monthly)

(not protected tenancies unless otherwise indicated)
(a copy of each lease is attached - a residential lease must be read subject to the Residential Tenancies Act 1987)
------------------------------------------------------------------------------------------------------------------------------------

Strata/community managing agent
(or if non, secretary)
Name, address, phone
------------------------------------------------------------------------------------------------------------------------------------

SIGNED by ANGUS EDWARD PAINE and
GEOFFREY MARK SCHONEWILLE as attorneys
for NISSAN MOTOR CO (AUSTRALIA) PTY LIMITED under Power of Attorney dated 15 April 1998 registered Book 4198 No. 248
in the presence of:

 .../s/ Angus Edward Paine.
--------------------------
ANGUS EDWARD PAINE

SIGNED BY THE VENDOR..................   SIGNED BY THE PURCHASER................
IN THE PRESENCE OF      Vendor                                         Purchaser

Witness   /s/ Geoffrey Mark Schonewille    Witness...........................
          -----------------------------

------------------------------------------------------------------------------------------------------------------------------------

IMPORTANT NOTICE TO VENDORS AND PURCHASERS: The Conveyancing Act 1919 (section 52A) and the Conveyancing (Vendor Disclosure and
Warranty) Regulation 1986 create significant rights and obligations affecting this contract. You should refer to these provisions in conjunction with the preparation and signature of this contract. WARNING Various Acts of Parliament and other matters can affect the rights of the parties to this contract. Some important matters are actions, claims, decisions, notices, orders or proposals involving owners of adjoining properties, or -
Australian Gas Light Company                Heritage Council                      Rural Lands Protection Board
Building Services Corporation               Housing Department                    School Education Department
Council                                     Mine Subsidence Board                 State Pollution Control Commission
County Council                              Mineral Resources Department          State Rail
Department of Conservation and Land         Pacific Power                         Telecom
   Management                               Pipelines Authority                   Water Board or local water authority
Environmental Protection Authority          Public Works Department
 Health Department                          Roads and Traffic Authority
---------------------------------------------------------------------------------------------------------------------------------
NOTES
1 The purchaser is liable to pay stamp duty on this contract within 2 months after the date of the making of this contract and may incur fines if stamp duty is not paid within that period.
2 If there is a dispute between the parties, they are encouraged to use informal procedures such as negotiation, mediation or independent expert appraisal under guidelines or rules of the Law Society.
---------------------------------------------------------------------------------------------------------------------------------

3 The copies mentioned in this form are in some cases required by legislation to be attached - a solicitor can advise you.